UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported) May 9, 2003
                                                           -----------


                    Pacific Gulf Properties Liquidating Trust
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


New York                                  1-12768*                41-6493035
--------                                  --------                ----------
(State or other jurisdiction            (Commission             (IRS Employer
of incorporation) File Number)                               Identification No.)


                 Sixth & Marquette, Minneapolis, Minnesota 55479
                 -----------------------------------------------
              (Address and zip code of principal executive offices)


       Registrant's telephone number, including area code: (612) 316-1445










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*    Pacific Gulf Properties Liquidating Trust is the distributee of certain assets and liabilities of Pacific Gulf Properties Inc. and files reports under the latter's 1934 Act file number.

Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

         The Pacific Gulf Properties Liquidating Trust intends to make its third distribution to beneficiaries on May 9, 2002, at a rate of approximately $0.22 per old share.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2003                               PACIFIC GULF PROPERTIES
                                                LIQUIDATING TRUST

                                                By Wells Fargo Bank Minnesota,
                                                National Association, as Trustee

                                                By  /s/ Timothy P. Mowdy
                                                    --------------------

                                                Name: Timothy P. Mowdy

                                                Title: Assistant Vice President







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